FIST2 P-3

SUPPLEMENT DATED JULY 9, 2008
TO THE CURRENTLY EFFECTIVE PROSPECTUS OF
EACH OF THE LISTED FUNDS

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund
Franklin Total Return Fund

The prospectus is amended as follows:

For the Franklin Total Return Fund, the first six paragraphs, including the portfolio management team, under the "Management" section on page 68 are replaced with the following:

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund’s investment manager.

Franklin Templeton Institutional, LLC (FT Institutional), 600 Fifth Avenue, New York, New York 10020, serves as subadviser for the Fund, pursuant to a Subadvisory Agreement between Advisers and FT Institutional, approved by the Fund's shareholders at a meeting held on June 27, 2008. Together Advisers and its affiliates manage $623 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in investment grade debt securities. The portfolio managers of the team are as follows:

ROGER BAYSTON CFA®1 Senior Vice President of Advisers

Mr. Bayston has been a portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

KENT BURNS CFA®1 Portfolio Manager of Advisers

Mr. Burns has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER J. MOLUMPHY CFA®1 Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1988.

DAVID YUEN CFA®1 Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since December 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

MICHAEL J. MATERASSO Executive Vice President of FT Institutional

Mr. Materasso has been a portfolio manager of the Fund since July 2008, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1988.

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